[Translation]






                        SECURITIES REGISTRATION STATEMENT
                                  FOR NAV SALE

                                SECURITIES REPORT
                          (THE 31ST ACCOUNTING PERIOD)
                              FROM: JANUARY 1, 2001
                             TO: SEPTEMBER 30, 2001

                 AMENDMENT TO SECURITIES REGISTRATION STATEMENT











                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

[Translation]






                        SECURITIES REGISTRATION STATEMENT
                                  for NAV Sale
















                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

                        SECURITIES REGISTRATION STATEMENT
                                  for NAV sale

To: Director of Kanto Local Finance Bureau

                                           Filing Date of SRS:  March 15, 2002

Name of the Registrant Trust:              VANGUARD WELLESLEY INCOME FUND

Name of Trustees:                          John J. Brennan,
                                           Chairman and Chief Executive Officer

Address of Principal Office:               100 Vanguard Boulevard,
                                           Malvern, Pennsylvania 19355
                                           U.S.A.

Name and Title of Registration Agent:      Ken Miura
                                           Attorney-at-Law
                                           Signature [Ken Miura]
                                           -----------------------------------
                                                     (Seal)

Address or Place of Business               Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Name of Liaison Contact:                   Akihito Miyake

Place of Liaison Contact:                  Hamada & Matsumoto
                                           Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo


Phone Number:                              03-3580-3377

                        Offering or Sale for Registration
                        ---------------------------------

Name of the Fund Making                    VANGUARD WELLESLEY INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of Foreign       Registered Shares with par value
                                           $0.001 per Share

                                           Up to 50,000,000 Shares
Investment Fund Securities to be           In respect of 50,000,000 Shares, up
Offered or Sold:                           to the total amount   aggregating
                                           the  amounts   calculated  by
                                           multiplying  the  respective
                                           approximate issue price per Share
                                           by the respective number of Shares
                                           (The approximate  amount of the
                                           limit:  U.S.$1.00 billion
                                           (approximately(Y)132.90 billion))

     Note 1: The total amount of issue price during Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of January 2002 ($20.00) (US$ shall be referred to as "$" hereafter) by the number of Shares to be subscribed in Japan (50,000,000 Shares).

     Note 2: The Yen amount is translated for convenience at the rate of $1.00 =
          (Y)132.90 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on January 31, 2002). The same applies hereafter.


               Places where a copy of this Securities Registration
               ---------------------------------------------------
                  Statement is available for Public Inspection
                  --------------------------------------------

                                 Not applicable.

(Total number of pages of this Securities  Registration Statement in Japanese is
                       7 including front and back pages.)

                                 C O N T E N T S
                                 ---------------

                                                      JAPANESE       THIS
                                                      ORIGINAL      ENGLISH
                                                                  TRANSLATION


PART I.  INFORMATION CONCERNING SECURITIES                 1          1


PART II. INFORMATION CONCERNING ISSUER                     1          1

I.       DESCRIPTION OF THE FUND                           3          5

II.      OUTLINE OF THE TRUST                              3          5

III.     OUTLINE OF THE OTHER RELATED COMPANIES            3          5

IV.      FINANCIAL CONDITIONS OF THE FUND                  3          5

V.       SUMMARY OF INFORMATION CONCERNING
         FOREIGN INVESTMENT FUND SECURITIES                3          5

VI.      MISCELLANEOUS                                     3          5


PART III.         SPECIAL INFORMATION                      4          6

I.       OUTLINE OF THE SYSTEM OF INVESTMENT
         TRUSTS IN DELAWARE                                4          6

II.      FORM OF FOREIGN INVESTMENT
         FUND SECURITIES                                   9          15

                    PART I. INFORMATION CONCERNING SECURITIES

1.     NAME OF FUND:                     Vanguard Wellesley Income Fund
                                         (hereinafter referred to as the "Fund")

2.     NATURE OF FOREIGN                 Investor Shares (hereinafter referred
       INVESTMENT FUND SECU-             to as the "Shares")
       RITIES CERTIFICATES:              Registered Shares with par value
                                         $0.001 per Share. No rating has been
                                         acquired.

3.     NUMBER OF SHARES                  Up to 50,000,000 Shares of the Fund
       TO BE OFFERED FOR
       SALE (IN JAPAN):

4.     TOTAL AMOUNT OF                   In respect of 50,000,000 Shares, up to
       OFFERING PRICE:                   the total amount aggregating the
                                         amounts calculated by multiplying the
                                         respective issue price per Share by
                                         the respective number of Shares (The
                                         approximate  amount of the  limit:
                                         U.S.$1.00  billion  (approximately(Y)
                                         132.90 billion))


     Note1: The total amount of the issue price during the Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of January 2002 ($20.00) (US$ shall be referred to as "$" hereinafter) by the number of Shares to be subscribed in Japan (50,000,000 Shares).

     Note 2: The Yen amount is translated for convenience at the rate of U.S.$1.00 = (Y)132.90 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 31, 2002). The same applies hereafter.

     Note 3: Since Shares are denominated in U.S. Dollars, the amounts appearing
          hereafter  are  all  Dollar  amounts  unless  otherwise   specifically
          indicated.

                                      -2-
     Note 4: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

5.   ISSUE PRICE:              The Net Asset Value per Share to be calculated
                               on a Fund Business Day immediately after an application for purchase is received by the Fund.

6.   FUND BUSINESS DAY:        A day on which the New York Stock Exchange is
                               open for business

7.   SALES CHARGE:             None.

8.   ACCOUNT ADMINISTRATION
     FEE:                      Account Administration Fee at
                               an annual rate of 0.60%
                               multiplied by the
                               Shareholder's average account
                               balance shall be assessed upon
                               each Shareholder quarterly in
                               arrears. For Shareholder
                               accounts which are redeemed
                               partially or in full prior to
                               the end of the quarter, the
                               Account Administration Fee
                               shall be charged in proportion
                               to the period in which such
                               shareholder holds the shares
                               and assessed at the time of
                               each redemption. Quarterly
                               assessments shall be net of
                               any fees charged for partial
                               redemptions during the
                               quarter.

9.   MINIMUM AMOUNT OR         Minimum shares to open an account shall be
     NUMBER OF SHARES:         five shares.

10.  PERIOD OF                 From:April 1, 2002 (Monday)
     SUBSCRIPTION:             To:   March 31, 2003 (Friday)
                               Provided that the subscription
                               is handled only on a Fund
                               Business Day when sales
                               handling companies are open
                               for business in Japan, with
                               the exception of a day in
                               which the next business day is
                               a national holiday in Japan.

11.  DEPOSIT FOR SUBSCRIPTION: None

12.  PLACE OF SUBSCRIPTION:    Monex, Inc.
                               Pacific Century Place Marunouchi 19F,
                               11-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo
                               (the "Distributor" or "Sales Handling Company")

          Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Sales Handling Company and online.

13.  DATE AND PLACE            Investors shall pay the Offering Price to the
     OF PAYMENT:               Distributors in Japan within four (4) business
                               days in Japan from and including the
                               day when the Distributors in Japan confirm the execution of the application (the
                               "Trade Day") (See page 17 of the Annual
                               Securities Report in Japanese).
                               The total issue price for each application day for subscription will be transferred in U. S. Dollars by each Distributor in Japan to the Fund's custodian within 1 Fund Business Day after the subscription date ("Payment Date").

14.      OUTLINE OF UNDERWRITING, ETC.:

(A) The Distributor in Japan undertakes to sell the Shares in accordance with an agreement dated August 2, 2000, as amended with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(B) During the offering period, each Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

     Note:Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(C)  The Fund has appointed Monex, Inc. as the Agent Company in Japan.

     Note:"The Agent Company" shall mean a sales handling company who is a member of the Japan Securities Dealers Association ("JSDA") which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

15.      MISCELLANEOUS:

(A)  Method of Subscription:

     Investors who subscribe for Shares shall enter with the Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.
     The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Day of each application.
     No interest  accrues on the subscription  money.
     The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by each Distributor on the Payment Date.

(B)  Offerings other than in Japan:

     In parallel with the Offering, Investor Shares are offered in the United States of America.

                       PART II. INFORMATION ON THE ISSUER

                           I. DESCRIPTION OF THE FUND

The same information as I. DESCRIPTION OF THE FUND of the Annual Securities Report attached hereafter.

                            II. OUTLINE OF THE TRUST

The same information as II. OUTLINE OF THE TRUST of the Annual Securities Report attached hereafter.

                   III. OUTLINE OF THE OTHER RELATED COMPANIES

The same information as III. OUTLINE OF THE OTHER RELATED COMPANIES of the Annual Securities Report attached hereafter.

                      IV. FINANCIAL CONDITIONS OF THE FUND

The same information as IV. FINANCIAL CONDITIONS OF THE FUND of the Annual Securities Report attached hereafter.

                      V. SUMMARY OF INFORMATION CONCERNING
                     THE FOREIGN INVESTMENT FUND SECURITIES

The same information as V. SUMMARY OF INFORMATION CONCERNING THE FOREIGN INVESTMENT FUND SECURITIES of the Annual Securities Report attached hereafter.

                                VI. MISCELLANEOUS

(A) The following documents have been filed with the Director of Kanto Local Financial Bureau of the Ministry of Finance.

     September 1st, 2000:     Securities Registration Statement
     September 11th, 2000:    Amendment to Securities Registration Statement
     June 14th, 2001:         Securities Registration Statement
     September 28th, 2001:    Semi-annual Report / Amendment to
                              Securities Registration Statement

(B)  The ornamental design is used in cover page of the Japanese Prospectus.

                          PART III. SPECIAL INFORMATION

            I. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN DELAWARE

     A.   Outline of the Investment Trusts in Delaware

     Delaware business trusts are governed by Chapter 38 of the Delaware Code. See Part II, Information Regarding the Issuer, Section I.1.(3) a. for a summary of the provisions contained in Chapter 38. To create a trust, a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware business trusts are a common organizational form for U.S. registered management investment companies.

     B.   The System of Mutual  Funds  created as  Delaware  Business  Trusts in
          Delaware

     A Delaware business trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial holdings) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware business trust, the business and affairs of a Delaware business trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Business Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware business trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware business trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

     (1)  Formation of a Delaware Business Trust

     A Delaware business trust is created by a trust instrument ("Declaration") and the filing of a certificate of trust pursuant to section 3810 of the Delaware Business Trust Act. Property of the trust is transferred to the trustees in accordance with the Declaration, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

     A Declaration generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

     To become a registered mutual fund, a registration statement must be filed with the SEC under the Securities Act of 1933 and an election must be made under the 1940 Act.

     (2)  Issuance of Shares

     In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Internal
Revenue Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

     (3)  Management and Operation of a Mutual Fund

     Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment adviser. The requirements for becoming an investment adviser for a mutual fund are that the adviser must be a registered investment adviser under the Investment Advisers Act of 1940, and must have been approved by the Board of Trustees/Directors of a fund and its shareholders. The investment adviser discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

     An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment adviser. An investment adviser generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

     a.   Valuation of Assets

          The fund's net asset value per share is calculated each business day of the fund, and it is furnished to the National Association of Securities Dealers, Inc. (the "NASD"). Major newspapers in the United States obtain the information from the NASD and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

     b.   Sale, Redemption and Custody of Shares

     (i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

     (ii) Redemption of shares shall be made for one share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

     (iii) Custody of Shares

          Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such
          certificates   for   shares  are   usually  in  the   custody  of  the
          shareholders.

     c.   Outline of Disclosure Requirements

     (i)  Disclosure to shareholders

          In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

     (ii) Disclosure to the SEC

          Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

     d.   Shareholders' Rights, and Procedures for the Exercise Thereof

          Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

     (i)  Voting rights

          Shareholders are entitled to one vote for each full fund share owned and a proportionate fractional vote for each fractional share owned with respect to such matters as the election and removal of trustees, approval or termination of any investment advisory, management or underwriting agreement, whether an action should be brought derivatively or as a class action on behalf of the fund, and certain amendments to the trust agreement. Voting rights shall be exercised at a shareholders' meeting, or without meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on the subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

     (ii) Redemption rights

          Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

     (iii) Right to receive dividends

          Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

     (iv) Right to receive distributions upon dissolution

          Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

     (v)  Right to inspect accounting books and the like

          Shareholders are entitled to inspect the Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

     (vi) Right to transfer shares

          Shares are transferable without restriction.

     (vii) Rights with respect to the U.S. registration statement

          The Securities Act of 1933 provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

     e.   Related Company and Others

     (i)  Investment management company

          The investment management company ordinarily sponsors or organizes the mutual fund. The duties of the investment management company include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in an agreement with the fund.

     (ii) Investment adviser

          The investment adviser shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment adviser are that the adviser must be a registered investment adviser under the Investment Advisers Act of 1940 and must have been approved by the Board of Trustees/Directors of a fund and its shareholders.

     (iii) Underwriter-distributor

          The underwriter-distributor is usually connected with the investment management company. Frequently, the underwriter-distributor is a subsidiary of the investment management company. The underwriter-distributor must register as a broker-dealer with the SEC and must join the NASD.

     (iv) Custodian

          The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

     f.   Governing Laws and Competent Authorities

     (i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware business trust

          A Delaware business trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the United States Internal Revenue Code, and regulations promulgated under each statute. With respect to the sale of its Shares, the fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the Blue Sky Laws and the regulations promulgated under said laws. In addition, a Delaware business trust and its trustees may be subject to common law principles established through judicial decisions.

          The substance of the governing law is as follows:


          Delaware Business Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware Business Trusts"))
           Chapter 38 provides as follows:

          Delaware has had in effect since October 1, 1988, the Business Trust Act which expressly recognizes the Delaware business trust. The principal purpose of the Business Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Business Trust Act permits the trust agreement of a business trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the business trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

          A Delaware business trust may be merged or consolidated with a foreign or Delaware corporation, limited partnership, limited liability company or business trust pursuant to statutory procedures contained in the Business Trust Act. A merger or consolidation may be pre-authorized, or may be conditioned upon the approval of a specific class or percentage of trustees or beneficial owners, as set forth in the trust agreement of the business trust. Thus, a business trust may be converted into another form of business entity in order to take advantage of future changes in the tax laws or the securities markets.


          Under the Business Trust Act, the beneficial owners of a Delaware business trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a business trust is managed by or under the direction of its trustees, who are not liable for the obligations of the business trust. The Business Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. This requirement may be satisfied by engaging a trust company with its principal place of business in Delaware. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the business trust with such rights, powers and duties as are set forth herein.

          To the extent that trustees or other persons who are responsible for managing the business trust have duties (including fiduciary duties) and liabilities relating thereto to the business trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

     Common Law

          Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware business trusts and trustees of such trusts.

     Investment Company Act of 1940

          The Investment Company Act of 1940 ("the 1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

     Securities Act of 1933

          The Securities Act of 1933 (the "1933 Act") regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

     Securities Exchange Act of 1934

          The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

     The  Internal Revenue Code of 1986

          The Code provides for the qualification of a fund to be treated as a regulated investment company.

     (ii) Outline of the Supervisory Authorities

          A Delaware business trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

     The  SEC

     (a)  Acceptance of registration applications

     (Sections 7 and 8 of the 1940 Act)

          An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

     (b) Suspension or revocation of registration as a registered investment company

     (Section 8 of the 1940 Act)

          An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report if either is materially defective.

     (c)  Supervision of changes in trustees and officers

     (Section 9(b) of the 1940 Act)

          The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

     (d)  Examination of registration statement

     (Sections 5 and 8 of the 1933 Act)

          In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

     (e)  Supervision of the business

     (Section 12 of the 1940 Act)

          The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

     (f)  Acceptance of periodic reports

     (Section 30 of the 1940 Act)

          The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

     State Securities Supervisory Authorities

     (a)  Provisions concerning licenses

          Most states require brokers, dealers, securities salespersons, and certain investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency.

     (b)  Provisions concerning registration of securities

          Most of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

     (c)  Provisions concerning prevention of fraud

          In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g.   Dissolution, Termination, etc.

     (i)  Dissolution and termination

          In order to dissolve or terminate a fund, one must obtain approval of the fund's Board of Trustees/Directors to such action, notify shareholders and file appropriate documents with the SEC. To liquidate a fund, all of the assets of the fund must be distributed to its shareholders.

     (ii) Amendments to the trust agreements

          Amendments to the trust agreement may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders, by approval of the holders of a majority of the outstanding Shares.

h.   Taxation of a Delaware business trust

          If a fund complied with the conditions contained in Section 851 of the Internal Revenue Code, the fund is qualified as a regulated investment company, and distributes all of its net investment income and net capital gains, if any, to shareholders annually. Thus it will be relieved of any U.S. federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income and net long-term gains are taxable as capital gains regardless of how long the shareholder has held the shares of the fund.


                 II. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     No   Share certificates of the Fund shall be issued.

[Translation]






                            ANNUAL SECURITIES REPORT
                          (THE 31ST ACCOUNTING PERIOD)
                              FROM: JANUARY 1, 2001
                             TO: SEPTEMBER 30, 2001















                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

                            ANNUAL SECURITIES REPORT
                          (THE 31ST ACCOUNTING PERIOD)
                              FROM: JANUARY 1, 2001
                             TO: SEPTEMBER 30, 2001

To: Director of Kanto Local Finance Bureau

                                           Filing Date of Annual Securities
                                           Report: March 15, 2002

Name of the Registrant Trust:              VANGUARD WELLESLEY INCOME FUND


Name of Trustees:                          John J. Brennan,
                                           Chairman and Chief Executive Officer


Address of Principal Office:               100 Vanguard Boulevard,
                                           Malvern, Pennsylvania 19355
                                           U.S.A.


Name and Title of Registration Agent:      Ken Miura
                                           Attorney-at-Law
                                           Signature [Ken Miura]
                                           -----------------------------------
                                                      (Seal)

Address or Place of Business               Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Name of Liaison Contact:                   Akihito Miyake

Place of Liaison Contact:                  Hamada & Matsumoto
                                           Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo


Phone Number:                              03-3580-3377

        Places where a copy of this Annual Securities Report is available
        -----------------------------------------------------------------
                             for Public Inspection
                             ---------------------


                                 Not applicable.

(Total  number  of pages of this  Annual  Securities  Report in  Japanese  is 46 including front and back pages.)

                                 C O N T E N T S
                                 ---------------

                                                      JAPANESE       THIS
                                                      ORIGINAL     ENGLISH
                                                                  TRANSLATION

I.       DESCRIPTION OF THE FUND                           1          1

         l.       GENERAL INFORMATION                      1          1

         2.       INVESTMENT POLICY                        5          8

         3.       MANAGEMENT STRUCTURE                    15         28

         4.       INFORMATION CONCERNING THE EXERCISE
                  OF RIGHTS BY SHAREHOLDERS, ETC.         19         38

         5.       STATUS OF INVESTMENT FUND               22         43

II.      OUTLINE OF THE TRUST                             29         52

III.     OUTLINE OF THE OTHER RELATED COMPANIES           33         58

IV.      FINANCIAL CONDITIONS OF THE FUND                 35         61

V.       SUMMARY OF INFORMATION CONCERNING
         FOREIGN INVESTMENT FUND SECURITIES               87         64

VII.     REFERENCE INFORMATION                            87         64


     Note 1: The Yen amount is translated for convenience at the rate of $1.00 =
          (Y)132.90 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 31, 2002). The same applies hereafter.

     Note 2: Since Shares are denominated in U.S. Dollars, the amounts appearing
          hereafter  are  all  Dollar  amounts  unless  otherwise   specifically
          indicated.

     Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

     Note 4: In this Report, "accounting period" (hereinafter also referred to as "fiscal year") refers to a year from October 1st to September 30th of each year; provided, however, this 31st accounting period refers to a shortened fiscal year from January 1st, 2001 to September 30th, 2001.

I.       DESCRIPTION OF THE FUND

1.       GENERAL INFORMATION

(A)  Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

         (1)      Name of the Fund:     VANGUARD WELLESLEY INCOME FUND
                                        (the "Fund" or the "Trust")
         (2)      Form of the Fund

     The Fund was organized as a Delaware Corporation in 1968, before becoming a Maryland corporation in 1973, and then reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard/Wellesley Income Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the "Commission" or the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following fund in Japan: Vanguard Wellesley Income Fund.
     The Fund offers one class of shares (Investor Shares) in Japan.
     The Fund has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

          (3)  Governing Laws

     The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the Investment Company Act of 1940, as amended, the United States Internal Revenue Code, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.

     The substance of the governing law is as follows:

a. Delaware Business Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Business Trusts")

     Chapter 38 provides as follows:

                                      -2-
Delaware has had in effect since October 1, 1988, the Business Trust Act which expressly recognizes the Delaware business trust. The principal purpose of the Business Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Business Trust Act permits the trust agreement of a business trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the business trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

A Delaware business trust may be merged or consolidated with a foreign or Delaware corporation, limited partnership, limited liability company or business trust pursuant to statutory procedures contained in the Business Trust Act. A merger or consolidation may be pre-authorized, or may be conditioned upon the approval of a specific class or percentage of trustees or beneficial owners, as set forth in the trust agreement of the business trust. Thus, a business trust may be converted into another form of business entity in order to take advantage of future changes in the tax laws or the securities markets.

Under the Business Trust Act, the beneficial owners of a Delaware business trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a business trust is managed by or under the direction of its trustees, who are not liable for the obligations of the business trust. The Business Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. This requirement may be satisfied by engaging a trust company with its principal place of business in Delaware. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the business trust with such rights, powers and duties as are set forth herein.

                                      -3-
To the extent that trustees or other persons who are responsible for managing the business trust have duties (including fiduciary duties) and liabilities relating thereto to the business trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provisions of the trust agreement.

b.   Delaware Common Law

     Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware Business Trusts and trustees of such trusts.

c.   Investment Company Act of 1940

     The Investment Company Act of 1940 (the "1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

d.   Securities Act of 1933

     The Securities Act of 1933 (the "1933 Act") regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e.   Securities Exchange Act of 1934

     The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f.   The Internal Revenue Code of 1986

     The Code provides for the qualification of a fund to be treated as a regulated investment company.

(B)  Outline of the Supervisory Authorities

     The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

     a.   The SEC

     (i)  Acceptance of registration  applications
          (Sections 7 and 8 of the 1940 Act)
          An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

     (ii) Suspension or revocation of registration as a registered investment company
          (Section 8 of the 1940 Act)
          An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

     (iii)Supervision  of changes in trustees and officers
          (Section 9(b) of the 1940 Act)
          The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

     (iv) Examination of  registration  statement
          (Sections 5 and 8 of the 1933 Act)
          In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

     (v) Supervision of the business
         (Section 12 of the 1940 Act)
          The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

     (vi) Acceptance of periodic reports
          (Section 30 of the 1940 Act)
          The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

     b. State Securities Supervisory Authorities
     (i) Provisions concerning licenses
     Most states require brokers, dealers, securities salespersons, and certain investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency.

     (ii) Provisions concerning registration of securities
     Most of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

     (iii) Provisions concerning prevention of fraud
     In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

(C)  Objects and Basic Nature of the Fund:

     The Fund seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

(D)      History of the Fund:
         September 24, 1968:        Organized as a Delaware corporation
         January 10, 1973:          Reorganized as a Maryland corporation
         January 23, 1998:          Execution of the Agreement and Declaration
                                    of Trust
         May 1, 1998:               The Trust was reorganized as a Delaware
                                    business trust

(E)  Related Companies of the Fund:
     Names and related businesses of the related companies of the Fund are as follows:

     (1) The Vanguard Group, Inc. (the "Investment Manager" and the "Transfer and Dividend-Paying Agent") acts as investment manager and the transfer and dividend-paying agent and renders investment management and transfer and dividend-paying agency services to the Fund.
     (2) Wellington Management Company, LLP. (the "Investment Adviser") acts as Investment Adviser of the Fund and renders investment advisory services to the Fund.
     (3) JP Morgan Chase Bank (the "Custodian") acts as custodian and renders custody services to the Fund.
     (4) Monex, Inc. (the "Agent Company" and "Distributor in Japan") acts as the Fund's Agent Company with respect to the sale of the Fund's Shares in Japan and engages in forwarding the purchase or repurchase orders for the Shares in Japan.

[OBJECT OMITTED]

2.   INVESTMENT POLICY

(A)  Investment Policies and Investment Objectives:
     Investment Objective

     The Fund seeks to provide a high and sustainable level of current income along with moderate long-term capital growth.

     Investment Strategies

     The Fund invests approximately 60% to 65% of its assets in investment-grade, longer-term corporate, U.S. Treasury, government agency, and mortgage-backed bonds. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

     Primary Risks

     An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock and bond markets. The Fund's performance could be hurt by:

     - Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from moderate to high for the Fund because it invests in bonds and income-generating stocks, which are sensitive to interest rate changes.
     - Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because most of its bond investments are considered high-quality.
     - Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call" - or repay- a higher-yielding bond before its maturity date. For mortgage-backed bonds, this is known as prepayment risk. The Fund would lose the opportunity for additional price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates. As a result, the Fund would experience a decline in income and the potential for taxable capital gains. Call (or prepayment) risk is generally high for funds holding longer-term bonds.
     - Investment style risk, which is the chance that returns from mid- and large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better-or worse-than the stock market in general. These periods have, in the past, lasted for as long as several years.

     - Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     Primary Investment Strategies

     This section explains primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's Board of Trustees, which oversees the management of the Fund, may change the Fund's investment strategies or policies in the interest of shareholders, without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the investment objective of the Fund is not fundamental and may be changed without a shareholder vote.

     MARKET EXPOSURE
     Bonds
     The Fund invests about two-thirds of its assets in bonds.

     THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORT-TERM BONDS , AND LEAST FOR FUNDS HOLDING LONG-TERM BONDS .
     Changes in interest rates can affect bond prices as well as bond income. THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS HIGH FOR LONG-TERM BONDS SUCH AS THOSE PURCHASED BY THE FUND. FOR THE FUND OVERALL, INTEREST RATE RISK SHOULD RANGE FROM MODERATE TO HIGH, BECAUSE IT INVESTS IN BONDS AND INCOME-GENERATING STOCKS, WHICH ARE SENSITIVE TO INTEREST RATE CHANGES.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
How Interest Rate Changes Affect the Value of a $1,000 Bond*
--------------------------------------------------------------------------------
TYPE OF BOND (MATURITY)         AFTER A 1%   AFTER A 1%  AFTER A 2%   AFTER A 2%
                                INCREASE     DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)            $978        $1,023      $956          $1,046
--------------------------------------------------------------------------------
Intermediate-Term (10 years)       932         1,074       870           1,156
--------------------------------------------------------------------------------
Long-Term (20 years)               901         1,116       816           1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.
     Because bond and stock prices often move in different directions, the Fund's stock holdings help to dampen-but not eliminate-some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not have as dramatic an effect on the Fund as it would on a fund made up entirely of stocks.

Stocks
     Roughly one-third of the Fund's assets are invested in stocks.
     THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                         U.S. STOCK MARKET RETURNS (1926-2001)
--------------------------------------------------------------------------------
                  1 YEAR         5 YEARS          10 YEARS            20 YEARS
--------------------------------------------------------------------------------
Best               54.2%           28.6%             19.9%              17.8%
--------------------------------------------------------------------------------
Worst             -43.1           -12.4              -0.8                3.1
--------------------------------------------------------------------------------
Average            12.6            11.1              11.2               11.4
--------------------------------------------------------------------------------

     All market indexes referenced in this document are the exclusive property of their respective owners.
     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. Investors can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; investors should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
     As of September 30, 2001, the Fund had invested 12.7% of its net assets (and 34.0% of its equity securities) in its top ten holdings.

SECURITY SELECTION
     Investment Adviser invests approximately 60% to 65% of the Fund's assets in investment-grade bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of stocks and bonds varies from time to time, depending on the Adviser's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.
     The Fund is run by Investment Adviser according to traditional methods of active investment management. To achieve the Fund's objective- income and moderate capital growth- the Adviser follows specific strategies for bond and stock selection.
     The Fund is generally managed without regard to tax ramifications.
     THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

Bonds

     Investment Adviser selects investment-grade bonds that it believes will generate a high and sustainable level of current income. These bonds may include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The bonds are bought and sold according to the Investment Adviser's judgment about bond issuers and the general direction of interest rates, within the context of the economy in general. The dollar-weighted average maturity of the Fund's bonds as of September 30, 2001, was 10.3 years.
     A breakdown of the Fund's bond holdings (which amounted to 60% of net assets) as of September 30, 2001, follows:

--------------------------------------------------------------------------------
TYPE OF BOND                                  PERCENTAGE OF FUND'S BOND HOLDINGS
--------------------------------------------------------------------------------
Industrial                                                      38.4%
--------------------------------------------------------------------------------
Finance                                                         21.9%
--------------------------------------------------------------------------------
U.S. Treasury and government agency                             18.5%
--------------------------------------------------------------------------------
Utilities                                                       11.3%
--------------------------------------------------------------------------------
Government Mortgage-Backed                                       8.2%
--------------------------------------------------------------------------------
Asset-backed                                                     0.9%
--------------------------------------------------------------------------------
Non-U.S. issuers                                                 0.8%
--------------------------------------------------------------------------------

     Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

     THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     Investment Adviser purchases bonds that are investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Fund, as of September 30, 2001, was Aa3, according to Moody's.
     The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices - like the prices of other bonds in the Fund - will fluctuate with changes in interest rates.

     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors - bond calls.

     BECAUSE IT INVESTS IN BONDS THAT ARE CALLABLE, THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL-OR REPAY-A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. FOR MORTGAGE-BACKED BONDS, THIS IS KNOWN AS PREPAYMENT RISK. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION, AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS. CALL (OR REPAYMENT) RISK IS GENERALLY HIGH FOR FUNDS HOLDING LONGER-TERM BONDS.

     To protect the Fund's corporate bond holdings against call risk, the Investment Adviser purchases bonds that have reasonable protection from being called.
     Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder - such as the American homeowner - who benefits from lower rates.

Stocks

     The Fund's stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital growth. The Investment Adviser looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future. This income orientation leads the Fund to invest in stocks with higher than market-average dividend yields. As a result, the Fund's equity holdings are expected to have more of a value orientation than a growth orientation. Securities are sold when an investment has achieved its intended purpose, or because it is no longer considered attractive.
     THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID- AND LARGE-CAP VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER - OR WORSE - THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

TURNOVER RATE

     Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about 28%. (A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS

     Besides investing in bonds and stocks, the Fund may make certain other kinds of investments to achieve its objective. The Fund may change its objective without shareholder approval.
     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its stock holdings in non-U.S. common stocks as well as securities that are convertible into common stocks. These securities may be traded in U.S. or non-U.S. markets.
     To the extent that it owns non-U.S. stocks, the Fund is subject to (1) country risk, which is the chance that domestic events - such as political upheaval, financial problems, or natural disasters - will weaken a country's securities markets; and (2) currency risk, which is the chance that foreign investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
     The Fund may also invest in fixed-income securities issued by governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. Dollars and meet the Fund's credit quality standards. With respect to its investments in non-U.S. bonds, the Fund is subject to country risk.
     THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.
     The Fund may invest in stock and bond (interest rate) futures and options contracts, which are traditional types of derivatives. The Fund may also invest modestly in less-risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
     - To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.
     - To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments --in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the Investment Adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.
     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Investment Adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules and regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the Fund must call the loan and vote the securities.

VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.
     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the "1933 Act"). While the Fund's Investment Adviser determines the liquidity of restricted securities on a daily basis, the Fund's Board of Trustees oversees and retains ultimate responsibility for the Adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO or "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

NON-U.S. INVESTMENTS. The Fund may invest up to 20% of its equity assets in non-U.S. common stocks and securities convertible into non-U.S. stocks. The Fund may also invest without limit in U.S. Dollar denominated debt securities issued by governments outside the United States, their agencies and instrumentalities, supranational entities and companies located outside the U.S. Investors should recognize that investing in non-U.S. companies involves certain special considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:

Country Risk. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain non-U.S. companies than about U.S. companies. Securities of some non-U.S. companies are generally less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of non-U.S. stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain countries outside the United States, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many non-U.S. stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's non-U.S. securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain governments outside the United States levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of non-U.S. withholding taxes will reduce the income the Fund receives from its non-U.S. investments.

Currency Risk. Since the stocks of non-U.S. companies are frequently denominated in non-U.S. currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in non-U.S. currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

U.S. Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. Dollar or determined by reference to the value of one or more currencies other than the U.S. Dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in U.S. Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. Dollar by a taxpayer whose functional currency is the U.S. Dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. Dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

FUTURES CONTRACTS. The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities held for investment purposes or expected to be acquired by them. Speculators are less inclined to own, or intend to purchase, the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Investment Adviser will incorrectly predict market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Investment Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

U.S. Federal Tax Treatment of Futures Contracts. The Fund is required for U.S. federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to Shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.


TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase
agreements   involving  any  such   securities;   and  (d)  other  money  market
instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

(B)      Investment Restrictions:

     The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of Shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding shares.

(1) BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of its net assets.

(2) COMMODITIES. The Fund may not invest in commodities. The Fund may invest in futures contracts on securities and indexes. The Fund may also invest in options on futures and options on securities and indexes. No more than 5% of the Fund's assets may be used as initial margin deposit and premium for futures contracts and options, and the notional amount of futures contracts may not exceed 20% of the Fund's assets at any time.

(3) DIVERSIFICATION.  With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

(4) ILLIQUID OR RESTRICTED SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

(5) INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

(6) INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

(7) INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

(8) LOANS. The Fund may not lend money to any person except by purchasing fixed-income securities that are publicly distributed or customarily purchased by institutional investors, or by entering into repurchase agreements, or by lending its portfolio securities.

(9) MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

(10) PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

(11) REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate or interests therein.

(12) SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

(13) UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The above-mentioned investment limitations are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of the Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management Structure" for more information.

     In order to permit the sale of its Shares in Japan, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its prospectus. Should the Fund determine that such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its Shares in Japan. In order to comply with the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transaction by the Japanese Securities Dealers Association, as a matter of operating policy:

(1) The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets;

(2) The Fund, together with other mutual funds managed by The Vanguard Group, Inc. may not purchase more than 50% of the outstanding shares of any issuer;

(3) The Fund may not invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees);

(4) The Fund may not sell securities short at any time in excess of its net assets; and

(5) The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

(C)  Distribution Policy:

     The Fund distributes to Shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions for the Fund generally occur in December.

     Investors in Japan will receive distributions of income dividends or capital gains in cash.

3.       MANAGEMENT STRUCTURE
 (A)     Outline of Management of Assets, etc.:
         A.       Valuation of Assets:

     The Fund's Share price, called its "net asset value", or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their "market value" when reliable market quotations are readily available. Bonds held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any non-U.S. securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their "fair-value", calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with non-U.S. securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B.       Management Fee, etc.:
         (a)      Trustee Fees

     The same individuals serve as Trustees of all Vanguard funds (with three exceptions, which are noted in the table below), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds. Independent Trustees. The funds compensate their independent Trustees - that is, the ones who are not also officers of the funds - in three ways.

* The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
* The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
* Upon retirement (after attaining age 65 and completing five years of service), the independent Trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible Trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the Trustees' former retirement plan. Each eligible Trustee's separate account will be credited annually with interest at a rate of 7.5% until the Trustee receives his or her final distribution. Those independent Trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

"INTERESTED" TRUSTEES. Mr. Brennan serves as a Trustee, but he is not paid in that capacity. However, he is paid in his role as Officer of The Vanguard Group, Inc.

COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.

          VANGUARD WELLESLEY INCOME FUND TRUSTEES' COMPENSATION TABLE

                                                PENSION OR                            TOTAL 2001 CCALENDAR
                            AGGREGATE       RETIREMENT BENEFITS        ACCRUED           YEAR COMPENSATION
                          COMPENSATION      ACCRUED AS PART OF       RETIREMENT        FROM FUND AND FUND
                              FROM             THIS FUND'S           BENEFITS AT         COMPLEX  PAID TO
NAMES OF TRUSTEES         THIS FUND(1)         EXPENSES(1)        JANUARY 1, 2001           DIRECTOR(2)
----------------------------------------------------------------------------------------------------------
John J. Brennan              None                None                     None                   None
Charles D. Ellis(3)          $962                None                     None                   None
Rajiv L. Gupta (4)           None                None                     None                   None
JoAnn Heffernan Heisen       $962                $112                  $23,607               $104,000
Bruce K. MacLaury (5)      $1,007                 $99                  $78,176               $104,000
Burton G. Malkiel            $967                 $98                  $90,680                $99,000
Alfred M. Rankin, Jr.        $962                 $65                  $46,267               $104,000
James O. Welch, Jr.(5)       $962                $119                  $97,720               $104,000
J. Lawrence Wilson         $1,100                 $44                  $67,240               $119,000

(1) The amounts shown in this column are based on the Fund's fiscal year period September 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board, effective January 1, 2001.
(4)  Mr. Gupta joined the Fund's board, effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Fund's board, effective December 31, 2001.

(b) Management Expenses and Other Expenses The Fund's total annual operating expenses for Investor Shares as of September 30, 2001, were 0.33% of net assets. For the fiscal year ended September 30, 2001, the Fund incurred $13,503,000 of The Vanguard Group, Inc.'s management (including transfer agency), distribution, and marketing expenses. The Fund incurred $3,023,000 in investment advisory expenses for the same period.

(c) Account Administration Fee In Japan, an Account Administration Fee at the rate of 0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter. The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

     1. At the end of each calendar quarter, the Shareholder's average daily account will be calculated in respect of the Fund. This initial calculation is in Yen.

     2. A fee of one quarter of the 60 basis point annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)

     3. The Distributor will first attempt to withdraw the Account Administration Fee from the Shareholder's account of Daiwa MRF (Money Reserve Fund) of Daiwa Securities Investment Trust Management Co., Ltd.

     4. If there is an insufficient balance, the Distributor will next attempt to withdraw the fee from the Shareholder's account of DKA's MMF (Money Market Fund) of Dai-ichi Kangyo Asset Management Co., Ltd., with the exception that Distributor will only withdraw from balances invested for periods greater than thirty days.

     5. If there is an insufficient balance, the Distributor will then redeem shares from the Fund in respect of which the Account Administration Fee is collected. If the Shareholder holds two or more Vanguard Funds' Shares, the Distributor will redeem shares in the following order: (i) Vanguard Small-Cap Index Fund (ii) Vanguard Wellesley Income Fund
          (iii) Vanguard Total Stock Market Index Fund

     6. Shares are redeemed in whole amounts at a level that is necessary to fund any shortfall. The Distributor will then redeem the necessary Shares, deduct the Account Administration Fee owed by the Shareholder and return any excess proceeds to the Shareholder within four Bank Business Days following the redemption. These proceeds will then be swept by the Distributor to the Shareholder's Daiwa MRF on the following Bank Business Day.


C.       Sales, Repurchases and Custody:
(1)      Sales of Shares:

          a.   Sales in the  United  States
               ----------------------------

               Investors buy their Shares at the Fund's next-determined net asset value after The Vanguard Group, Inc. receives their request. As long as their request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), investors will buy their Shares at that day's net asset value.

          b.   Sales in Japan
               --------------

               In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in "10. Period of Subscription,
               Part I Information Concerning Securities" of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares; provided, however, that the minimum shares to open an account shall be 50 shares and integral multiples of five shares, and ongoing purchase shall also be made in increments of five shares until the end of March, 2002.

               The issue price for Shares during the subscription period shall be, in principal, the net asset value per Share next calculated after the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Day. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

               Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.

               In addition, the Sales Handling Companies in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than (Y)100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

(2)      Repurchase of Shares:

          a.   Repurchase in the United States
               -------------------------------

               Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. The transaction will be based on the Fund's next-determined Share price, subject to any special rules discussed in this document. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder's cost, depending on the market value of the securities held by the Fund.

          b.   Repurchase in Japan
               -------------------

               Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to The Vanguard Group, Inc. One share is acceptable as the minimum redemption amount.

               The price a Shareholder in Japan will receive is the net asset value next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Day.

               Although the Account Administration Fee is funded from a Shareholder's account of Daiwa MRF and then DKA's MMF (balances invested for periods greater than thirty-days), if there is an insufficient balance, the Distributor may redeem Shareholder's Shares in the Fund or Funds in which the Shareholder is invested. If the Shareholder holds Shares in more than one Fund the Distributor shall redeem Shares in the following order :


          (i)  Vanguard Small-Cap Index Fund

          (ii) Vanguard Wellesley Income Fund

          (iii) Vanguard Total Stock Market Index Fund

               Please  refer  to  "3.  Management  Structure,   (A)  Outline  of
               Management of Assets, etc., B. Management Fee, etc., (c) Account Administration Fee" in detail.

(3)  Suspension of Repurchase:

               The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
               (iii) for such other periods as the SEC may permit.

               The Fund reserves the right to pay all or part of a Shareholder's redemption in-kind if fund management believes that a cash redemption would disrupt the funds' operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of redemption proceeds for up to seven days.

(4)  Conversion of Shares

               In Japan, Shares cannot be converted to securities of other classes or series of the Trust.

(5)  Custody of Shares:

               To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.

D.       Miscellaneous:

(1)      Duration and Liquidation:

               Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that series.

(2)      Accounting Year:

               The accounts of the Fund will be closed each year on September 30th; provided, however, this 31st accounting period refers to a shortened fiscal year from January 1st, 2001 to September 30th, 2001.

(3)      Authorized Shares:

               There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4)      Agreement and Declaration of Trust:

               Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

               In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

   (B)   Outline of Disclosure System:

          (1)  Disclosure in U.S.A.:

          (i)  Disclosure to Shareholders

               In accordance  with the 1940 Act, the Fund is required to send to
               its  Shareholders   annual  and  semi-annual  reports  containing
               financial information.

          (ii) Disclosure to the SEC

               The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

          (2)  Disclosure in Japan:

          a.   Disclosure to the Supervisory Authority

          (i) Disclosure Required under the Securities and Exchange Law: When the Trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance. The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to
               Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

          (ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

          b.   Disclosure to Japanese Shareholders:

               If the Management Company makes any amendment to the Agreement and Declaration Trust, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the

               Shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the Shareholders in Japan, the relevant public notice is not required to be given. The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

               The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

     (C)  Restrictions on Transactions with Interested Parties:

               The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A)  Rights of Shareholders and Procedures for Their Exercise:

               Shareholders in Japan must generally register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

               Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

          The major rights enjoyed by Shareholders are as follows:

          (i)  Voting rights

          Shareholders of the Fund are entitled to vote on a matter if: (i) a Shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares; or (iii) the Trustees determine that it is necessary or desirable to obtain a Shareholder vote. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Shareholders of the Fund receive one vote for each U.S. Dollar of net asset value owned on the record date, and a fractional vote for each fractional Dollar of net asset value owned on the record date, except where voting is otherwise required by law to be based on Share ownership. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

          Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

          (ii) Repurchase rights

               Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset Value.

          (iii) Rights to receive dividends

               The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid ratably to all Shareholders of the Fund according to the number of Shares of the Fund held by Shareholders on the record date.

          (iv) Right to receive distributions upon dissolution

               Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

          (v) Right to inspect accounting books and the like Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court the accounting books and the minutes of any Shareholders' meetings.

          (vi) Right to Transfer Shares

               Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

(B)  Tax Treatment of Shareholders in Japan:

               The tax treatment of Shareholders in Japan shall be as follows:

          (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

          a. The distributions to be made by the Fund to Japanese individual Shareholders will be subject to separate taxation from other income (i.e. withholding of Japanese income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

          b. The distributions to be made by the Fund to Japanese corporate Shareholders will be subject to withholding of Japanese income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Payment Handling Companies, which are normally the Sales Handling Companies, will prepare a report concerning distributions and file such report with the Japanese tax authorities.

          c. The Fund's distribution of dividends, which include net investment income such as interest and net short-term capital gain, will be subject to withholding of U. S. federal income tax at the rate of 15% provided the Japanese investor and the record owner of the Shares submit the necessary documentation to qualify for the 15% rate under an applicable tax treaty. If for any reason the investor is not eligible for a reduced rate under an applicable tax treaty, a 30% U.S. withholding rate will apply.

               Distributions of net long-term realized capital gain will not be subject to withholding of U. S. federal income tax, and the full amount thereof will be subject to tax in Japan.

               If the Distributor obtains the necessary approval from the Japanese tax authorities, the Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of the so-called "difference collecting method." In this method only the difference, if any, between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. tax withheld will be collected in Japan. If the Distributor is unable to use the so-called "difference collecting method," the Distributor will withhold Japanese income tax at the full 20% rate, and Shareholders may obtain a credit for U.S. withholding taxes by submitting the appropriate claim form to the Japanese tax authorities.

          (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

          (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of Shares of a domestic investment trust. The distribution of the net liquidation assets shall also be treated in the same way as those arising from liquidation of a domestic investment trust.

(C)  Foreign Exchange Control in U.S.A.:

     In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D)  Agent in Japan:

                  Hamada & Matsumoto
                  Kasumigaseki Building, 25th Floor
                  2-5, Kasumigaseki 3-chome
                  Chiyoda-ku, Tokyo

     The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

          (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

          (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

     The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

                  Ken Miura
                  Attorney-at-law
                  Hamada & Matsumoto
                  Kasumigaseki Building, 25th Floor
                  2-5, Kasumigaseki, 3-chome
                  Chiyoda-ku, Tokyo

(E)  Jurisdiction:

     Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

                  Tokyo District Court
                  1-4, Kasumigaseki 1-chome
                  Chiyoda-ku, Tokyo

5.       STATUS OF INVESTMENT FUND
(A)      Diversification of Investment Portfolio
                                                (as of the end of January, 2002)
(Admiral Shares and Investor Shares)

--------------------------------------------------------------------------------
TYPE OF ASSETS          NAME OF          MARKET VALUE TOTAL     INVESTMENT RATIO
--------------------------------------------------------------------------------
Corporate Bonds         United States    $3,864,656,338.44              52.84
Common Stocks           United States    $2,663,192,463.48              36.41
U.S. Treasury           United States      $578,011,953.46               7.90
--------------------------------------------------------------------------------
       Sub Total                         $7,105,860,755.38              97.15
--------------------------------------------------------------------------------
Cash, Deposit and Other                    $208,600,586.81               2.85
Assets (After Deduction of
--------------------------------------------------------------------------------
       Total (Net Asset Value)           $7,314,461,342.19             100.00
                                                972,091.91        million JPY
--------------------------------------------------------------------------------
Note 1: Net Asset Value for Investor Shares is $6,538,194,939.55

Note 2: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereafter.


(B)  Results of Past Operations

(1)  Record of Changes in Net Assets

     Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January, 2002 is as follows:

(Investor Shares)


--------------------------------------------------------------------------------
                                  TOTAL NET ASSET VALUE      NET ASSET VALUE PER
                                DOLLAR          YEN
                               (MILLIONS)      (MILLIONS)     DOLLARS     YEN
--------------------------------------------------------------------------------
The 22nd Fiscal Year Ended on   3,178           422,356         18.16   2,413
December 31, 1992
--------------------------------------------------------------------------------
The 23rd Fiscal Year Ended on   6,011           798,862         19.24   2,557
December 31, 1993
--------------------------------------------------------------------------------
The 24th Fiscal Year Ended on   5,681           755,005         17.05   2,266
December 31, 1994
--------------------------------------------------------------------------------
The 25th Fiscal Year Ended on   7,181           954,355         20.44   2,716
December 31, 1995
--------------------------------------------------------------------------------
The 26th Fiscal Year Ended on   7,013           932,028         20.51   2,726
December 31, 1996
--------------------------------------------------------------------------------
The 27th Fiscal Year Ended on   7,646         1,016,153         21.86   2,905
December 31, 1997
--------------------------------------------------------------------------------
The 28th Fiscal Year Ended on   8,498         1,129,384         22.12   2,940
December 31, 1998
--------------------------------------------------------------------------------
The 29th Fiscal Year Ended on   6,976           927,110         18.85   2,505
December 31, 1999
--------------------------------------------------------------------------------
The 30th Fiscal Year Ended on   6,558           871,558         20.34   2,703
December 31, 2000
--------------------------------------------------------------------------------
The 31st Fiscal Year Ended on   6,493           862,920         20.69   2,750
December 31, 2001
--------------------------------------------------------------------------------
2001 end of February            6,681           887,905         20.64   2,743
--------------------------------------------------------------------------------
            March               6,624           880,330         20.21   2,686
--------------------------------------------------------------------------------
            April               6,783           901,461         20.60   2,738
--------------------------------------------------------------------------------
            May                 6,580           874,482         20.81   2,766
--------------------------------------------------------------------------------
            June                6,484           861,724         20.54   2,730
--------------------------------------------------------------------------------
            July                6,572           873,419         20.91   2,779
--------------------------------------------------------------------------------
            August              6,546           869,963         21.05   2,798
--------------------------------------------------------------------------------
            September           6,493           862,920         20.69   2,750
--------------------------------------------------------------------------------
            October             6,521           866,641         20.78   2,762
--------------------------------------------------------------------------------
            November            6,515           865,844         20.81   2,766
--------------------------------------------------------------------------------
            December            6,495           863,186         19.91   2,646
--------------------------------------------------------------------------------
2002 end of January             6,538           868,900         20.00   2,658
--------------------------------------------------------------------------------

(2)  Record of Distributions Paid

     Amount of distributions per Share for the following fiscal years and for each month during the current fiscal year are shown below.

(Investor Shares)

--------------------------------------------------------------------------------
                                                TOTAL DISTRIBUTIONS
                                                DOLLAR          YEN
--------------------------------------------------------------------------------
The 22nd Fiscal Year (1/1/92-12/31/92)          1,420           189
--------------------------------------------------------------------------------
The 23rd Fiscal Year (1/1/93-12/31/93)          1,540           205
--------------------------------------------------------------------------------
The 24th Fiscal Year (1/1/94-12/31/94)          1,350           179
--------------------------------------------------------------------------------
The 25th Fiscal Year (1/1/95-12/31/95)          1,420           189
--------------------------------------------------------------------------------
The 26th Fiscal Year (1/1/96-12/31/96)          1,760           234
--------------------------------------------------------------------------------
The 27th Fiscal Year (1/1/97-12/31/97)          2,645           352
--------------------------------------------------------------------------------
The 28th Fiscal Year (1/1/98-12/31/98)          2,270           302
--------------------------------------------------------------------------------
The 29th Fiscal Year (1/1/99-12/31/99)          2,365           314
--------------------------------------------------------------------------------
The 30th Fiscal Year (1/1/00-12/31/00)          1,460           194
--------------------------------------------------------------------------------
The 31st Fiscal Year (1/1/01-12/31/01)          0.870           116
--------------------------------------------------------------------------------
2001 end of     February                        --              0
--------------------------------------------------------------------------------
                March                           0.40            53
--------------------------------------------------------------------------------
                April                           --              0
--------------------------------------------------------------------------------
                May                             --              0
--------------------------------------------------------------------------------
                June                            0.235           31
--------------------------------------------------------------------------------
                July                            --              0
--------------------------------------------------------------------------------
                August                          --              0
--------------------------------------------------------------------------------
                September                       0.235           31
--------------------------------------------------------------------------------
                October                         --              0
--------------------------------------------------------------------------------
                November                        --              0
--------------------------------------------------------------------------------
                December                        0.997           133
--------------------------------------------------------------------------------
2002 end of     January                         --              0
--------------------------------------------------------------------------------


(3)  Miscellaneous

(i)  Total Return

     Total Return reflects the past performance and doesn't indicate the future performance. The price of shares, yield and return by the actual investment may fluctuate, when the investors sell the units, they may get gain or loss. The annual average return includes the fluctuation of the price of the shares, distribution and capital gains.


                                                (AS OF THE END OF JANUARY, 2002)
--------------------------------------------------------------------------------
                PAST 1     PAST 1      PAST 3    PAST 5   PAST 10   SINCE THE
                 MONTH       YEAR       YEARS     YEARS     YEARS  ESTABLISHMENT
--------------------------------------------------------------------------------
Wellesley        0.45%      7.61%       6.48%     9.77%    10.80%         11.28%
Income
Fund
--------------------------------------------------------------------------------
*    The date of the establishment is July 1st, 1970.



(ii) Annual performance

--------------------------------------------------------------------------------
Year         Capital Return             Income Return            Total Return
--------------------------------------------------------------------------------
2001                  2.20%                     5.16%                 7.39%
--------------------------------------------------------------------------------
2000                 10.02%                     6.15%                16.17%
--------------------------------------------------------------------------------
1999                 -9.17%                     5.03%                -4.14%
--------------------------------------------------------------------------------
1998                  6.43%                     5.41%                11.84%
--------------------------------------------------------------------------------
1997                 13.79%                     6.40%                20.19%
--------------------------------------------------------------------------------
1996                  3.33%                     6.09%                 9.42%
--------------------------------------------------------------------------------
1995                 21.55%                     7.36%                28.91%
--------------------------------------------------------------------------------
1994                -10.16%                     5.72%                -4.44%
--------------------------------------------------------------------------------
1993                  8.16%                     6.48%                14.65%
--------------------------------------------------------------------------------
1992                  1.62%                     7.06%                 8.67%
--------------------------------------------------------------------------------
1991                 12.86%                     8.71%                21.57%
--------------------------------------------------------------------------------
1990                 -4.29%                     8.04%                 3.76%
--------------------------------------------------------------------------------
1989                 11.81%                     9.13%                20.93%
--------------------------------------------------------------------------------
1988                  4.74%                     8.88%                13.61%
--------------------------------------------------------------------------------
1987                 -8.10%                     6.18%                -1.92%
--------------------------------------------------------------------------------
1986                  9.25%                     9.09%                18.34%
--------------------------------------------------------------------------------

* The date of the establishment is July 1st, 1970.

(iii) Monthly performance


------------------------------------------------------------------------------------------------------------
              NET ASSET                   NET ASSET                   NET ASSET                  NET ASSET
               VALUE IN                    VALUE IN                    VALUE IN                  VALUE IN
              DOLLAR (%)                  DOLLAR (%)                  DOLLAR (%)                 DOLLAR (%)
------------------------------------------------------------------------------------------------------------
July,            0.68  April,                0.16  January,              0.93  October,            0.31
1990                   1993                        1996                        1998
------------------------------------------------------------------------------------------------------------
August,         -3.97  May,                  0.52  February,            -2.18  November,           2.38
1990                   1993                        1996                        1998
------------------------------------------------------------------------------------------------------------
September,      -0.43  June,                 2.36  March, 1996           0.03  December,           0.46
1990                   1993                                                    1998
------------------------------------------------------------------------------------------------------------
October,         1.36  July,                 0.98  April,               -0.61  January,           -0.50
1990                   1993                        1996                        1999
------------------------------------------------------------------------------------------------------------
November,        3.53  August, 1993          3.37  May,                  0.30  February,          -2.86
1990                                               1996                        1999
------------------------------------------------------------------------------------------------------------
December,        2.05  September,            0.65  June,                 1.33  March, 1999         0.76
1990                   1993                        1996
------------------------------------------------------------------------------------------------------------
January,         1.25  October,              0.45  July,                -0.91  April,              3.22
1991                   1993                        1996                        1999
------------------------------------------------------------------------------------------------------------
February,        2.59  November,            -2.23  August, 1996          0.92  May,               -0.69
1991                   1993                                                    1999
------------------------------------------------------------------------------------------------------------
March,           1.39  December,             0.93  September,            2.89  June,              -0.07
1991                   1993                        1996                        1999
------------------------------------------------------------------------------------------------------------
April,           1.02  January,              1.87  October,              4.14  July,              -1.64
1991                   1994                        1996                        1999
------------------------------------------------------------------------------------------------------------
May,             1.31  February,            -2.96  November,             3.69  August, 1999       -0.95
1991                   1994                        1996
------------------------------------------------------------------------------------------------------------
June,            1.29  March, 1994          -3.36  December,            -1.30  September,         -0.53
1991                                               1996                        1999
------------------------------------------------------------------------------------------------------------
July,            2.43  April,                0.11  January,              1.32  October,            0.88
1991                   1994                        1997                        1999
------------------------------------------------------------------------------------------------------------
August,          2.37  May,                  0.66  February,             0.67  November,          -0.68
1991                   1994                        1997                        1999
------------------------------------------------------------------------------------------------------------
September,       1.92  June,                -1.12  March, 1997          -2.55  December,          -1.04
1991                   1994                                                    1999
------------------------------------------------------------------------------------------------------------
October,         1.62  July,                 2.60  April,  1997          2.16  January,           -1.01
1991                   1994                                                    2000
------------------------------------------------------------------------------------------------------------
November,        0.28  August, 1994          0.94  May,                  2.65  February,          -3.00
1991                                               1997                        2000
------------------------------------------------------------------------------------------------------------
December,        5.52  September,           -2.67  June,                 2.20  March, 2000         5.61
1991                   1994                        1997
------------------------------------------------------------------------------------------------------------
January,        -2.77  October,             -0.06  July,                 5.97  April,              0.16
1992                   1994                        1997                        2000
------------------------------------------------------------------------------------------------------------
February,       -0.11  November,            -1.37  August, 1997         -2.24  May,                1.27
1992                   1994                                                    2000
------------------------------------------------------------------------------------------------------------
March,          -0.57  December,             1.03  September,            3.66  June,              -0.63
1992                   1994                        1997                        2000
------------------------------------------------------------------------------------------------------------
April,           2.04  January,              2.87  October,              0.67  July,                198
1992                   1995                        1997                        2000
------------------------------------------------------------------------------------------------------------
May,             2.11  February,             3.08  November,             2.44  August, 2000        2.93
1992                   1995                        1997
------------------------------------------------------------------------------------------------------------
June,            1.07  March, 1995           1.06  December,             1.89  September,          1.85
1992                                                1997                        2000
------------------------------------------------------------------------------------------------------------
July,            3.99  April,                2.00  January,              0.78  October,            1.21
1992                   1995                        1998                        2000
------------------------------------------------------------------------------------------------------------
August, 1992     0.49  May,                  5.45  February,             1.27  November,           1.20
                       1995                        1998                        2000
------------------------------------------------------------------------------------------------------------
September, 1992  1.03  June,                 0.87  March, 1998           2.51  December,           3.80
                       1995                                                    2000
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
              NET ASSET                   NET ASSET                   NET ASSET                  NET ASSET
               VALUE IN                    VALUE IN                    VALUE IN                  VALUE IN
              DOLLAR (%)                  DOLLAR (%)                  DOLLAR (%)                 DOLLAR (%)
------------------------------------------------------------------------------------------------------------
October,        -1.51  July,                 0.21  April,                0.00  January,            0.25
1992                   1995                        1998                        2001
------------------------------------------------------------------------------------------------------------
November,        0.66  August,               1.66  May,                  0.81  February,           1.23
1992                   1995                        1998                        2001
------------------------------------------------------------------------------------------------------------
December,        2.10  September,            2.31  June,                 1.11  March,             -0.07
1992                   1995                        1998                        2001
------------------------------------------------------------------------------------------------------------
January,         1.98  October,              0.76  July,                -1.29  April,              1.88
1993                   1995                        1998                        2001
------------------------------------------------------------------------------------------------------------
February,        3.40  November,             2.81  August, 1998         -2.43  May,                1.02
1993                   1995                                                    2001
------------------------------------------------------------------------------------------------------------
March,           1.31  December,             2.68  September,            5.54  June,              -0.18
1993                   1995                        1998                        2001
------------------------------------------------------------------------------------------------------------
                                                                               July,               1.80
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               August,             0.67
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               September,         -0.56
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               October,            0.43
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               November,           0.14
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               December,           0.57
                                                                               2001
------------------------------------------------------------------------------------------------------------
                                                                               January,            0.45
                                                                               2002
------------------------------------------------------------------------------------------------------------


(iv) The contents of the portfolio

Fund Asset Allocation
---------------------

Cash               2.39%
Bonds              61.20%
Shares             36.41%

--------------------------------------------------------------------------------
The fluctuation of sell and purchase (annual base)                        24.0%
--------------------------------------------------------------------------------
The ratio of cash holdings                                                2.39%
--------------------------------------------------------------------------------



Characteristics of Share
-------------------------

-----------------------------------------------------------------------------
The number of the shares                                                  58
-----------------------------------------------------------------------------
The average market capital (Median)                    17.25 billion dollars
-----------------------------------------------------------------------------
PER                                                                    18.7x
-----------------------------------------------------------------------------
PBR                                                                    2.47x
-----------------------------------------------------------------------------
ROE                                                                    20.8%
-----------------------------------------------------------------------------
The growth rate of profit                                               8.6%
-----------------------------------------------------------------------------
Shares of non-U.S. issuers                                              3.2%
-----------------------------------------------------------------------------

Characteristics of Bonds
------------------------
-----------------------------------------------------------------------
The number of the brands of the Bonds                              187
-----------------------------------------------------------------------
The ultimate return                                               6.0%
-----------------------------------------------------------------------
The average coupon                                                6.7%
-----------------------------------------------------------------------
The average year of return                                   9.3 years
-----------------------------------------------------------------------
The average quality of bonds                                        A1
-----------------------------------------------------------------------
The average of duration                                      5.7 years
-----------------------------------------------------------------------

Diversification by issuer [The percentage of bonds]
---------------------------------------------------

--------------------------------------------------------------------------------
Asset-Backed securities                                                  0.0%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed bonds                                         0.0%
--------------------------------------------------------------------------------
Financial bonds                                                         25.8%
--------------------------------------------------------------------------------
Non-U.S. bonds                                                           0.7%
--------------------------------------------------------------------------------
Government Mortgage-Backed bonds                                         8.9%
--------------------------------------------------------------------------------
Industrial                                                              46.2%
--------------------------------------------------------------------------------
Others                                                                   0.0%
--------------------------------------------------------------------------------
U.S. Treasury and government agency bonds                                4.0%
--------------------------------------------------------------------------------
Utility                                                                 14.4%
--------------------------------------------------------------------------------
Total                                                                    100%
--------------------------------------------------------------------------------

Diversification by rating [The percentage of the bonds]
-------------------------------------------------------


---------------------------------------------------------------
U.S. Treasury/Agency                                    12.90%
---------------------------------------------------------------
AAA                                                       4.7%
---------------------------------------------------------------
AA1                                                       1.3%
---------------------------------------------------------------
AA2                                                       6.6%
---------------------------------------------------------------
AA3                                                      14.6%
---------------------------------------------------------------
A1                                                       14.9%
---------------------------------------------------------------
A2                                                       13.4%
---------------------------------------------------------------
A3                                                       10.8%
---------------------------------------------------------------
BAA1                                                      9.8%
---------------------------------------------------------------
BAA2                                                      8.6%
---------------------------------------------------------------
BAA3                                                      2.4%
---------------------------------------------------------------
BA1                                                       0.0%
---------------------------------------------------------------
BA2                                                       0.0%
---------------------------------------------------------------
BA3                                                       0.0%
---------------------------------------------------------------
B1                                                        0.0%
---------------------------------------------------------------
B2                                                        0.0%
---------------------------------------------------------------
B3                                                        0.0%
---------------------------------------------------------------
CAA                                                       0.0%
---------------------------------------------------------------
CA                                                        0.0%
---------------------------------------------------------------
C                                                         0.0%
---------------------------------------------------------------
Default                                                   0.0%
---------------------------------------------------------------
Not rated                                                 0.0%
---------------------------------------------------------------
Total                                                   100.0%
---------------------------------------------------------------

(v) Risk analysis

-----------------------------------------------
R Squared                        0.11
-----------------------------------------------
Beta                             0.11
-----------------------------------------------


* R Squared and Beta are calculated from trailing 36 month fund returns relative to the Standard & Poor's 500 Index.
*"R Squared" is a measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-Squared would be 1.00. If the fund's returns bore no relationship with the index's returns, its R-Squared would be 0.
*" Beta" is a measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

(4)  Record of Sales and Repurchase

     Record of sales and repurchase as of the end of each fiscal year and number of outstanding Shares of the Fund as of the end of each fiscal year are as follows:

         (Investor Shares)
--------------------------------------------------------------------------------
                          NUMBER OF           NUMBER OF           NUMBER OF OUT-
                         SHARES SOLD     SHARES REPURCHASED      STANDING SHARES
                            (000)               (000)                  (000)
--------------------------------------------------------------------------------
The 22nd Fiscal Year          93,737          (25,746)                174,991
1/1/92-12/31/92              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 23rd Fiscal Year         173,680          (36,146)                312,525
1/1/93-12/31/93              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 24th Fiscal Year         106,735          (86,104)                333,156
1/1/94-12/31/94              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 25th Fiscal Year         72,290           (54,185)                351,261
1/1/95-12/31/95              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 26th Fiscal Year         71,401           (80,687)                341,975
1/1/96-12/31/96              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 27th Fiscal Year         72,798           (65,083)                349,690
1/1/97-12/31/97              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 28th Fiscal Year         87,548           (53,098)                384,140
1/1/98-12/31/98              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 29th Fiscal Year         74,058           (88,183)                370,016
1/1/99-12/31/99              (-)                (-)                   (-)
--------------------------------------------------------------------------------
The 30th Fiscal Year         38,765            (86,399)               322,381
1/1/00-12/31/00             (117,940)           (375)                (117,565)
--------------------------------------------------------------------------------
The 31st Fiscal Year         54,183           (62,786)                313,778
1/1/01-09/30/01             (137,525)          (7,676)               (247,414)
--------------------------------------------------------------------------------

II. OUTLINE OF THE TRUST

(A)  Law of Place of Incorporation
     The Trust was organized as a Delaware Corporation in 1968, before becoming a Maryland corporation in 1973, and then reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Wellesley Income Fund, Inc. The Trust is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. It currently offers the following fund in Japan:
Vanguard Wellesley Income Fund. The Trust offers one class of shares (Investor Shares) in Japan. The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

(B)  Outline of the Supervisory Authorities
     Refer to I - l (B) Outline of the Supervisory Authorities.

(C)  Purpose of the Trust

     The Trust was established to conduct, operate, and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities.

(D)  History of the Fund
     September 24, 1968 Organized as a Delaware corporation
     January 10, 1973 Reorganized as a Maryland corporation
     January 23, 1998 Execution of Agreement and Declaration of Trust May 1, 1998: Reorganized as a Delaware business trust

(E)  Amount of Capital Stock
     Not applicable.

(F)  Structure of the Management of the Fund
     The Trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the Trustees have the power to do all things and execute all instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Fund.

     The number of Trustees shall be from 1 to 15 as fixed from time to time by the Trustees. If any vacancies shall exist, the remaining Trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The Trustees shall hold office during the lifetime of this Fund and until its termination or until he or she resigns, is removed or dies.
     The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trustees. The Trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the Board of Trustees.
     Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. Dollar (and a fractional vote for each fractional Dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of Trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
     Meetings of the Shareholders may be called by the Trustees. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice not more than ninety
(90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Fund.

     Except as otherwise provided by the Investment Company Act of 1940 or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.
     The Trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Fund. The By-Laws contemplate that the Trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The Trustees may elect or appoint such other officers or agents as the business of the Fund may require. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The Trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.
     The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any Trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each Trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee, or personally delivered to him at least one day before the meeting.
     A majority of the Trustees present in person at any regular or special meeting of the Trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting at which a quorum is present, or by written consent of all of the Trustees.
     The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers and Shareholders of the Fund under the circumstances and on the terms specified therein.

(G)  Information Concerning Major Shareholders
     As of the date hereof, no person owned of record 5% or more of the outstanding Shares of the Fund.

(H)  Information Concerning Directors, Officers and Employees

     (1) Trustees and Officers of the Fund

                                                (as of the end of January, 2002)


-------------------------------------------------------------------------------------------------------------
Name                     Office and Title     Resume                                          Shares Owned
-------------------------------------------------------------------------------------------------------------
John J. Brennan          Chairman, Chief      Chairman, Chief Executive Officer and           0
                         Executive Officer    President of The Vanguard Group, Inc.
                         and Trustee
-------------------------------------------------------------------------------------------------------------
Charles D. Ellis         Trustee              The Partners of '63; Senior Advisor to          0
                                              Greenwich Associates; successor trustee of
                                              Yale University; overseer of the Stern School
                                              of Business at New York University; and
                                              trustee of the Whitehead Institute for
                                              Biomedical Research.
-------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta           Trustee              Chairman and Chief Executive Officer, Vice      0
                                              Chairman and Vice President of Rohm and Haas
                                              Co.; Director of Technitrol, Inc. and Agere
                                              Systems; board member of American Chemistry
                                              Council; trustee of Drexel University.
-------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen   Trustee              Vice President, Chief Information Officer,      0
                                              and member of the Executive Committee of
                                              Johnson and Johnson, Director of The Medical
                                              Center at Princeton and Women's Research and
                                              Education Institute.
-------------------------------------------------------------------------------------------------------------
Burton G. Malkiel        Trustee              Chemical Bank Chairman's Professor of           0
                                              Economics, Princeton University; Director of
                                              Prudential Insurance Co. of America, BKF
                                              Capital, The Jeffrey Co., and NeuVis, Inc.
-------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.    Trustee              Chairman, President, Chief Executive Officer,   0
                                              and Director of NACCO Industries, Inc.; and
                                              Director of Goodrich Corporation and Standard
                                              Products Company.
-------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson       Trustee              Retired Chairman and Chief Executive Officer    0
                                              of Rohm & Haas Co.; Director of Cummins Inc.,
                                              The Mead Corp., and AmeriSourceBergen Corp.;
                                              trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Name                     Office and Title     Resume                                          Shares Owned
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
R. Gregory Barton        Secretary            Managing Director, General Council, and         0
                                              Secretary of The Vanguard Group, Inc.;
                                              Secretary of each of the investment companies
                                              in The Vanguard Group, Inc.; Principal of The
                                              Vanguard Group, Inc.
-------------------------------------------------------------------------------------------------------------
Thomas J. Higgins        Treasurer            Principal of The Vanguard Group, Inc.;          0
                                              Treasurer of each of the
                                              investment companies in The
                                              Vanguard Group, Inc.
-------------------------------------------------------------------------------------------------------------

(2)  Employees of the Trust
     The Trust does not have any employees.

(D)  Description of Business and Outline of Operation
     The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained The Vanguard Group, Inc., as Investment Management Company and Transfer and Dividend-Paying Agent, Wellington Management Company, LLP, as Investment Adviser, and JP Morgan Chase Bank, as Custodian, to hold the assets of the Trust in custody.

(J)  Miscellaneous

(1)  Changes of Trustees and Officers
     Trustees may be removed by, among other things, a vote of two-thirds of the outstanding Shares of each series. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate, provided, however, that the number of Trustees shall in no event be more than 15. The Trustees may elect and remove officers as they consider appropriate.

(2)  Amendment to the Agreement and Declaration of Trust
     Generally, approval of Shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, designation of a series, any change which does not adversely affect the economic value or legal rights of a Shareholder, or changes deemed advisable by the Trustees to conform the Agreement and Declaration of Trust to the requirements of applicable laws.

(3)  Litigation and Other Significant Events
     Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year-end for Vanguard Wellesley Income Fund is September 30th; provided, however, this 31st accounting period refers to a shortened fiscal year from January 1st, 2001 to September 30th, 2001.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) The Vanguard Group, Inc. (the "Investment Manager" and the "Transfer and Dividend-Paying Agent")

     (1) Amount of Capital as of the end of January, 2002 $100,025,410 (approximately(Y)13,293,376,989)

     (2)  Description of Business

          The Vanguard Group, Inc. was established in 1974 under the laws of Pennsylvania and is registered as an investment adviser under the Investment Advisers Act of 1940. The Vanguard Group, Inc. was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the Shareholders of the Fund and other members of The Vanguard Group of Investment Companies (separately, the "Vanguard funds"). The Amended and Restated Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in The Vanguard Group, Inc. as contributions to Vanguard's capitalization, and that there is no limit on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At September 30, 2001, the Fund had contributed capital of $1,361,000 to The Vanguard Group, Inc., representing 0.02% of the Fund's net assets, and 1.4% of Vanguard's capitalization.

     (3)  Outline of Business Relationship with the Fund

          The Vanguard Group, Inc. acts as investment manager and transfer and dividend-paying agent to the Fund.

(B)  JP Morgan Chase Bank (the "Custodian")

     (1) Amount of Capital as of the end of January, 2002 $694 billion (approximately(Y)92,233 trillion)

     (2) Description of Business JP Morgan Chase Bank engages in business as a financial institution.

     (3) Outline of Business Relationship with the Fund JP Morgan Chase Bank acts as custodian and renders custody services to the Fund.

(C)  Wellington Management Company, LLP (the "Investment Adviser")

     (1)  Amount     of     partners'     contribution     $161,326     thousand
          (approximately(Y)21,440 million) as of the end of December, 2001

     (2)  Description of Business

          Wellington Management Company, LLP ("WMC") is an investment advisory firm founded in 1928. WMC managed more than $280 billion assets, including 15 Vanguard funds as of September 30, 2001. WMC manages the Fund subject to the control of the officers and Trustees of the Fund. WMC is a Massachusetts limited liability partnership whose managing partners are: Messrs. Duncan M. McFarland, John R. Ryan and Ms. Laurie
          A. Gabriel.

     (3)  Outline of Business Relationship with the Fund

          The Fund employs WMC under an investment advisory agreement to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. The Fund pays WMC its advisory fee at the end of each fiscal quarter. The fee is based on certain annual percentage rates applied to the Fund's average month-end net assets for the quarter. The advisory fee can be increased or decreased based on the Fund's cumulative total return as compared with the cumulative total return over the same period of an unmanaged composite index.

          The Fund's Board of Trustees may, without prior approval from Shareholders, change the terms of an advisory agreement or hire a new investment adviser - either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to Shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group, Inc. may provide investment advisory services to the Fund, on an at-cost basis, at any time.

(D)  Monex, Inc. (the "Agent Company" and the "Distributor in Japan")

     (1)  Amount of Capital: (Y)6,155,061,797 as of the end of January, 2002.

     (2) Description of Business: Monex, Inc. engages in business as a securities company in Japan.

     (3) Outline of Business Relationship with the Fund: Monex, Inc. acts as the Agent Company and the Distributor in Japan.

(D)  Capital Relationships

          The Trust contributed 1.4% of the capitalization of The Vanguard Group, Inc.

(E)  Interlocking Directors

--------------------------------------------------------------------------------
                                     TRUST               INVESTMENT MANAGER
--------------------------------------------------------------------------------
    John J. Brennan                Chairman           Chairman, President and
                            Chief Executive Officer   Chief Executive Officer
                                    Trustee
--------------------------------------------------------------------------------
     Rajiv L. Gupta                 Trustee                   Director
--------------------------------------------------------------------------------
 JoAnn Heffernan Heisen             Trustee                   Director
--------------------------------------------------------------------------------
   Burton G. Malkiel                Trustee                   Director
--------------------------------------------------------------------------------
 Alfred M. Rankin, Jr.              Trustee                   Director
--------------------------------------------------------------------------------
   J. Lawrence Wilson               Trustee                   Director
--------------------------------------------------------------------------------

IV.  FINANCIAL CONDITIONS OF THE FUND

1.   FINANCIAL STATEMENTS

     The following financial statements in the Japanese language of the Fund for the recent two years are the translations into the Japanese language of its original audited financial statements prepared by the Fund (except for Japanese Yen amount converted). These translations are incorporated into this document by application of the proviso of the Article 127-5 of the "Regulations Concerning the Terms, Forms and Methods of Preparation of Financial Statements, Etc. (Ministry of Finance Ordinance No. 59 of 1963)" in accordance with the "Ministerial Ordinance re: Disclosure of Information, Etc. of the Specified Securities (Ministry of Finance Ordinance No. 22 of 1993)".

     The above original financial statements of the Fund are audited by PricewaterhouseCoopers LLP who are the auditors in the Fund's home country. Its audit reports are obtained as shown on the following pages.

b.   The  original  financial  statements  of the  Fund  are  expressed  in U.S.
     Dollars. The Japanese translations of the financial statements contain certain Japanese Yen amounts converted. Such conversion is made at the rate which is the mean of T.T. selling and buying exchange rates vis-a-vis customers quoted by The Bank of Tokyo-Mitsubishi, Ltd. on January 31, 2001 (US$1=(Y)132.90). The Yen amounts are rounded in thousands.

[Omitted]

2.   CONDITION OF THE FUND

     (a) Statement of Net Assets (As of the end of January 2002) (Admiral Shares and Investor Shares)

--------------------------------------------------------------------------------
                                                 AS OF THE END OF JANUARY 2002)
--------------------------------------------------------------------------------
                                      US$                     JPY (IN THOUSANDS,
                                                                     EXCEPT (E))
--------------------------------------------------------------------------------
a. Total Assets                   7,492,972,294.78                   995,816,018
--------------------------------------------------------------------------------
b. Total Liabilities                178,510,952.59                    23,724,106
--------------------------------------------------------------------------------
c. Total Net Assets               7,314,461,342.19                   972,091,912
        (a-b)
--------------------------------------------------------------------------------
d. Total Number of Shares                 342,961,345.16 shares
   Outstanding
--------------------------------------------------------------------------------
e. Net Asset Value
   per Share (c/d)                           21.33                         2,834
--------------------------------------------------------------------------------
*    Total Net Assets for Investor Shares = $6,538,194,939.55
**   Total   Number   of  Shares   Outstanding   for   Investor   Shares  =
     326,941,071.101
***  Net Asset Value Per Share for Investor Shares = $19.9980

         (b)      Names of Major Portfolio Equity Shares

                         VANGUARD WELLESLEY INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 ACQUISITION COST        CURRENT VALUE
                                                                                 ----------------        -------------

                                                                   SHARES AS OF
 NO. NAME OF ISSUE       NAME OF                                   JANUARY 31,                $$ PER   MARKET       $$ PER  INVEST-
                         COUNTRY  BUSINESS              CUSIP      2002          COST          SHARE    VALUE        SHARE    MENT
                                                                                                                           RATIO(%)
------------------------------------------------------------------------------------------------------------------------------------
 1   FNMA GLOBAL BOND      US     FEDERAL NATIONAL      31359MDW0  75,000,000 $75,757,000.00  $101.01 $78,315,750.00 $104.42  1.07%
                                  MORTGAGE ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
 2   FNMA                  US     FEDERAL NATIONAL      31359MFJ7  75,000,000 $82,350,250.00  $109.80 $83,584,500.00 $111.45  1.14%
                                  MORTGAGE ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
 3   FNMA #545378          US     FNMA 6.50% POOLED     31385H2K7  72,384,936 $70,564,002.73   $97.48 $71,480,124.58  $98.75  0.98%
                                  NOTES
------------------------------------------------------------------------------------------------------------------------------------
 4   ALCOA, INC.           US     BASIC INDUSTRY        013817AD3  65,000,000 $65,808,844.90  $101.24 $66,602,900.00 $102.47  0.91%
------------------------------------------------------------------------------------------------------------------------------------
 5   COCA-COLA CO.         US     CONSUMER NON-CYCLICAL 191216AH3  50,000,000 $49,194,852.60   $98.39 $49,832,000.00  $99.66  0.68%
------------------------------------------------------------------------------------------------------------------------------------
 6   WALT DISNEY CO        US     CONSUMER CYCLICAL     254687AM8  50,000,000 $51,702,218.55  $103.40 $52,148,500.00 $104.30  0.71%
------------------------------------------------------------------------------------------------------------------------------------
 7   FIRSTENERGY CORP.     US     ELECTRIC UTILITIES    337932AB3  50,000,000 $50,040,700.00  $100.08 $50,040,500.00 $100.08  0.68%
------------------------------------------------------------------------------------------------------------------------------------
 8   GENERAL ELEC CAP CORP US     FINANCE COMPANIES     36962GUM4  50,000,000 $50,065,814.85  $100.13 $54,021,500.00 $108.04  0.74%
------------------------------------------------------------------------------------------------------------------------------------
 9   JOHN HANCOCK          US     INSURANCE             41014SAA4  50,000,000 $50,006,722.15  $100.01 $49,475,000.00  $98.95  0.68%
------------------------------------------------------------------------------------------------------------------------------------
10   KRAFT FOODS INC.      US     CONSUMER NON-CYCLICAL 50075NAB0  50,000,000 $50,100,154.85  $100.20 $48,998,000.00  $98.00  0.67%
------------------------------------------------------------------------------------------------------------------------------------
11   WASHINGTON POST CO.   US     COMMUNICATION         939640AC2  50,000,000 $49,625,527.80   $99.25 $48,065,000.00  $96.13  0.66%
------------------------------------------------------------------------------------------------------------------------------------
12   CHUBB CORP.           US     INSURANCE             171232AF8  45,000,000 $44,489,780.80   $98.87 $44,514,900.00  $98.92  0.61%
------------------------------------------------------------------------------------------------------------------------------------
13   DOW CHEMICAL          US     BASIC INDUSTRY        260543BP7  45,000,000 $44,930,254.00   $99.85 $43,002,000.00  $95.56  0.59%
------------------------------------------------------------------------------------------------------------------------------------
14   WAL-MART STORES, INC. US     CONSUMER CYCLICAL     931142BE2  45,000,000 $48,272,430.00  $107.27 $48,345,300.00 $107.43  0.66%
------------------------------------------------------------------------------------------------------------------------------------
15   BRISTOL-MYERS SQUIBB  US     CONSUMER NON-CYCLICAL 110122AF5  40,000,000 $39,669,190.00   $99.17 $39,760,000.00  $99.40  0.54%
------------------------------------------------------------------------------------------------------------------------------------
16   COMCAST CABLE. 6.20%  US     COMMUNICATION         20029PAJ8  40,000,000 $40,331,079.90  $100.83 $39,223,600.00  $98.06  0.54%
------------------------------------------------------------------------------------------------------------------------------------
17   ST. PAUL COS.         US     INSURANCE             792860AE8  40,000,000 $43,008,400.00  $107.52 $42,884,000.00 $107.21  0.59%
------------------------------------------------------------------------------------------------------------------------------------
18   GNMA 30 YEAR NEW      US     GNMA 7.50% POOLED     999998ND2  40,000,000 $41,625,000.00  $104.06 $41,770,000.00 $104.43  0.57%
                                  NOTES
------------------------------------------------------------------------------------------------------------------------------------
19   HARTFORD LIFE         US     INSURANCE             416592AE3  38,000,000 $38,528,570.00  $101.39 $39,987,020.00 $105.23  0.55%
------------------------------------------------------------------------------------------------------------------------------------
20   SOUTHWESTERN PUBLIC
     SERV.                 US     ELECTRIC UTILITIES    845743BG7  35,115,000 $35,029,114.45   $99.76 $34,462,914.45  $98.14  0.47%
------------------------------------------------------------------------------------------------------------------------------------
21   AMERADA HESS CORP.    US     ENERGY                023551AH7  35,000,000 $35,053,732.00  $100.15 $34,981,800.00  $99.95  0.48%
------------------------------------------------------------------------------------------------------------------------------------
22   AMERICAN ELECTRIC
     POWER                 US     ELECTRIC UTILITIES    025537AA9  35,000,000 $34,891,277.70   $99.69 $35,575,050.00 $101.64  0.49%
------------------------------------------------------------------------------------------------------------------------------------
23   AMERICAN EXPRESS      US     FINANCE COMPANIES     025816AN9  35,000,000 $35,326,500.00  $100.93 $35,105,000.00 $100.30  0.48%
------------------------------------------------------------------------------------------------------------------------------------
24   CONAGRA FOODS INC.    US     CONSUMER NON-CYCLICAL 205887AZ5  35,000,000 $35,071,405.70  $100.20 $35,653,100.00 $101.87  0.49%
------------------------------------------------------------------------------------------------------------------------------------
25   DTE ENERGY CO.        US     ELECTRIC UTILITIES    233331AE7  35,000,000 $35,334,542.45  $100.96 $36,732,150.00 $104.95  0.50%
------------------------------------------------------------------------------------------------------------------------------------
26   FORD MOTOR CO         US     CONSUMER CYCLICAL     345370BV1  35,000,000 $38,304,300.00  $109.44 $37,091,250.00 $105.98  0.51%
------------------------------------------------------------------------------------------------------------------------------------
27   GILLETTE CO           US     CONSUMER NON-CYCLICAL 375766AD4  35,000,000 $34,532,082.00   $98.66 $35,561,400.00 $101.60  0.49%
------------------------------------------------------------------------------------------------------------------------------------
28   KELLOGG CO. 6.60%     US     CONSUMER NON-CYCLICAL 487836AS7  35,000,000 $34,821,642.60   $99.49 $36,019,900.00 $102.91  0.49%
------------------------------------------------------------------------------------------------------------------------------------
29   KEYSPAN CORP.         US     NATURAL GAS           49337WAD2  35,000,000 $35,149,111.05  $100.43 $35,828,800.00 $102.37  0.49%
------------------------------------------------------------------------------------------------------------------------------------
30   VIACOM INC.           US     CONSUMER CYCLICAL     925524AN0  35,000,000 $35,186,400.25  $100.53 $35,894,950.00 $102.56  0.49%
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total Net Assets
                                            ------------------------------------
                                                     $7,314,461,342.19

V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1.   Transfer of the Shares

          The transfer agent for the Shares is The Vanguard Group, Inc., whose address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
          The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of Shares.

2.   The Closing Period of the Shareholders' Book
          No provision is made.

3.   There are no annual Shareholders' meetings.
          Special Shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4.   No special privilege is granted to Shareholders.
          The acquisition of Shares by any person may be restricted.


VII. REFERENCE INFORMATION

(A) The following documents have been filed with the Director of Kanto Local Financial Bureau.

September 1st, 2000:     Securities Registration Statement
September 11th, 2000:    Amendment to Securities Registration Statement
June 14th, 2001:         Securities Registration Statement
September 28, 2001:      Semi-annual Report / Amendment to Securities
                         Registration Statement

[Translation]












                                  AMENDMENT TO
                        SECURITIES REGISTRATION STATEMENT























                         VANGUARD WELLESLEY INCOME FUND

                                     (2459)

                                  AMENDMENT TO
                        SECURITIES REGISTRATION STATEMENT


To: Director of Kanto Local Finance Bureau

                                           Filing Date of Amendment to SRS:
                                           March 15, 2002

Name of the Registrant Trust:              VANGUARD WELLESLEY INCOME FUND

Name of Trustees:                          John J. Brennan,
                                           Chairman and Chief Executive Officer

Address of Principal Office:               100 Vanguard Boulevard,
                                           Malvern, Pennsylvania 19355
                                           U.S.A.


Name and Title of Registration Agent:      Ken Miura
                                           Attorney-at-Law
                                           Signature [Ken Miura]
                                           -----------------------------------
                                                    (Seal)

Address or Place of Business               Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Name of Liaison Contact:                   Akihito Miyake


Place of Liaison Contact:                  Hamada & Matsumoto
                                           Kasumigaseki Building, 25th Floor
                                           2-5, Kasumigaseki 3-chome
                                           Chiyoda-ku, Tokyo

Phone Number:                              03-3580-3377


                        Offering or Sale for Registration
                        ---------------------------------

Name of the Fund Making                    VANGUARD WELLESLEY INCOME FUND
Offering or Sale of
Foreign Investment Fund Securities:

Type and Aggregate Amount of Foreign       Registered Shares with par value
                                           $0.001 per Share
                                           Up to 52,356,000 Shares

Investment Fund Securities to be           In respect of 52,356,000 Shares, up
Offered or Sold:                           to the totalamount   aggregating
                                           the  amounts   calculated  by
                                           multiplying  the  respective
                                           approximate issue price per Share
                                           by the respective number of Shares
                                           (The approximate amount of the limit:
                                           U.S.$1.07853 billion  (approximately
                                           (Y)143.3 billion))

Note 1: The total amount of issue price during Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of April 2001 ($20.60) (US$ shall be referred to as "$" hereafter) by the number of Shares to be subscribed in Japan (52,356,000 Shares).

Note 2: The Yen  amount is  translated  for  convenience  at the rate of $1.00 =
     (Y)132.90 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on January31, 2002). The same applies hereafter.


        Places where a copy of this Amendment to Securities Registration
        ----------------------------------------------------------------
                  Statement is available for Public Inspection
                  --------------------------------------------

                                 Not applicable.

       (Total number of pages of this Amendment to Securities Registration
           Statement in Japanese is 2 including front and back pages.)

I.   REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION STATEMENT:

     This statement purports to amend and update the relevant information of the Securities Registration Statement ("SRS") filed on June 14th, 2001 (amended by the Amendment to the Securities Registration Statement filed on September 28th, 2001), due to the fact that the aforementioned Annual Securities Report was filed today.

     The exchange rates used in this statement to translate the amended  amounts
     of  foreign   currencies   are  different  from  those  used  before  these
     amendments, as the latest exchange rates are used in this statement.

II.  CONTENTS OF THE AMENDMENTS

PART II. INFORMATION CONCERNING ISSUER (page 3 of the original SRS)

          The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Annual Securities Report:

   [Before amendment]                  [After amendment]
   (Original Japanese SRS)             (Aforementioned Annual Securities Report)

  I.   DESCRIPTION OF THE FUND         I.  DESCRIPTION OF THE FUND (the
                                           aforementioned  Japanese Annual
                                           Securities Report, from page 1 to
                                           page 28)


 II.   OUTLINE OF THE                  II. OUTLINE OF THE
       MANAGEMENT COMPANY                  MANAGEMENT COMPANY
                                           (Ditto, from page 29 to page 32)

III.   OUTLINE OF THE OTHER            III.OUTLINE OF THE OTHER
       RELATED COMPANIES                   RELATED COMPANIES (Ditto,
                                           from page 33 to page 34)

 IV.   FINANCIAL CONDITIONS OF         IV. FINANCIAL CONDITIONS OF
       THE FUND                            THE FUND (Ditto, from page 35
                                           to page 86)

  V.   SUMMARY OF INFORMATION          VI. SUMMARY OF INFORMATION
       CONCERNING THE EXERCISE OF          CONCERNING THE EXERCISE OF
       RIGHTS BY HOLDERS OF FOREIGN        RIGHTS BY HOLDERS OF FOREIGN
       INVESTMENT TRUST SECURITIES         INVESTMENT TRUST SECURITIES
                                           (Ditto, page 87)

Note 1: The conversion rate of US dollars into yen is based on the actual middle rate of the telegraphic transfer selling and buying ($1 = (Y) 132.90) toward customers of The Bank of Tokyo-Mitsubishi, Ltd. on January 31, 2002.

Note 2: In this Report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount in the "total column" is not equal to the aggregate amount. Also, conversion into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this Report, there are cases in which yen figures for the same information differ from each other.

Note 3: In this Report, "fiscal year" refers to a year from January 1st to the end of December of each year.

VI.  MISCELANEOUS

          The following matter in the original Japanese SRS is amended as follows:

1. The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

      September 1st, 2000:        Securities Registration Statement
      September 11th, 2000:       Amendment to Securities Registration Statement
      June 14th, 2001:            Securities Registration Statement
      September 28th, 2001:       Amendment to Securities Registration Statement

2.   The ornamental design is used in cover page of the Japanese Prospectus.